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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2008

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                    0-26015                   95-4627253
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   (State or othe           (Commission File Number)   (I.R.S. Employer
    jurisdiction of                                     Identification No.
    incorporation)


                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Gary W. Sproule

On April 18, 2008, the Board of Directors resolved to ask Gary W. Sproule to step down as interim president and chief executive officer, and Mr. Sproule resigned effective April 24, 2008. Under the terms of Mr. Sproule's employment agreement, his departure is being treated as a termination without cause.


Appointment of Michael Brodsky as President and Chief Executive Officer and his Resignation as a Member of the Audit Committee

On April 18, 2008, the Board of Directors also appointed Michael Brodsky as president and chief executive officer effective as of the departure of Mr. Sproule. In consideration of his appointment as president and chief executive officer and the NASDAQ director independence rules, Mr. Brodsky resigned as a member of the audit committee effective as of April 18, 2008.

Mr. Brodsky has served as a director since June 2007 and as Chairman of the Board since February 2008. Mr. Brodsky has been the Managing Partner of NWOP I, a public equity investment firm, since June 2005. From 1999 until January 2005, Mr. Brodsky was Chief Financial Officer of The Away Network, an online travel media company. Following the sale of Away.com to Orbitz and Cendant Corporation, Mr. Brodsky was Vice President, Finance and Administration of the TDS Division of Cendant Corporation and its subsidiary Orbitz.com, a travel e-commerce and online travel media company, from January 2005 to June 2005. Mr. Brodsky received a B.A. from Syracuse University, a J.D. from the Northwestern University School of Law, and an M.B.A. from Northwestern University's JL Kellogg Graduate School of Management.


Appointment of Jay R. Pritzker as a Member of the Audit Committee

On April 18, 2008, the Board of Directors also appointed Jay R. Pritzker as a member of the audit committee effective that day to fill the vacancy created by Mr. Brodsky's resignation as a member of the audit committee. The Board determined that Mr. Pritzker is independent under the applicable rules of NASDAQ and the Securities and Exchange Commission to serve on the audit committee and that Mr. Pritzker has the financial sophistication and experience necessary to serve on the audit committee.


Steven C. Good Will Not Stand for Re-Election as a Member of the
Board of Directors

Steven C. Good has asked not to be nominated for re-election at the upcoming 2008 annual meeting of stockholders. The next annual meeting is currently scheduled to be held on June 12, 2008, and Mr. Good has indicated he will continue as a director and as Chairman of the audit committee until the annual meeting.



Item 9.01   Financial Statements and Exhibits.

            (a) Not applicable.

            (b) Not applicable.

            (c) Not applicable.

            (d) Exhibit:

                99.1 Press Release, dated April 24, 2008, announcing the appointment of Michael Brodsky and the departure of Gary W. Sproule.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     YOUBET.COM, INC.


Dated: April 24, 2008                By: /s/ Michael Brodsky
                                         ----------------------------------
                                         Michael Brodsky
                                         President and Chief Executive Officer

                                                                    Exhibit 99.1


                                  [Youbet Logo]

Youbet.com Appoints Chairman of the Board Michael Brodsky as new President and Chief Executive Officer

Woodland Hills, CA, April 24, 2008 - Youbet.com, Inc. (NASDAQ: UBET) announced today that its Board of Directors has appointed Chairman of the Board
Michael Brodsky as its new President and Chief Executive Officer, effective immediately. Mr. Brodsky, who will retain the Chairman title, will replace interim CEO Gary W. Sproule, who is resigning from the company.

"As we continue in our transitional phase, we believe Michael is the right person and has the requisite experience to lead us through this period and leverage our ADW platform and United Tote," said director Jack Liebau. "We thank Gary for all of his hard work for Youbet.com over the past six years and for steering the company over the past few months, and we wish him the best in his future endeavors."

As a result of this appointment and in compliance with NASDAQ director independence rules, Mr. Brodsky has resigned as a member of the Audit Committee. Director Jay Pritzker will assume his place on the Audit Committee.

"I believe Youbet.com is beginning to move in the right direction, and I eagerly anticipate the forthcoming challenges during this transition period," said Brodsky. "Youbet Express is the preeminent online wagering platform in the country, and we hope to leverage its distinct advantages as well as our United Tote platform in order to complete our back-to-basics restructuring. I look forward to working with the Board and the Youbet.com team as we continue to focus on growing this unique transaction-based internet business."

Mr. Brodsky joined the Youbet.com Board as a director in June 2007 and became Chairman of the Board in February 2008. He has been the Managing Partner of New World Opportunity Partners, a public equity investment firm, since June 2005. From 1999 until January 2005, he was Chief Financial Officer of Away.com, an online travel media company. Following the sale of Away.com to Orbitz and Cendant Corporation, Mr. Brodsky was Vice President, Finance and Administration of the TDS Division of Cendant Corporation and its subsidiary Orbitz.com, a travel e-commerce and online travel media company, from January 2005 to June 2005. Mr. Brodsky received a B.A. from Syracuse University, a J.D. from the Northwestern University School of Law, and an M.B.A. from Northwestern University's JL Kellogg Graduate School of Management.


About Youbet.com, Inc.

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's stock performance in future periods to be materially different from any future performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. Risks, uncertainties and other factors that could materially affect Youbet's stock price include our ability to successfully manage expenses and execute on revenue enhancements and wagering ceasing to be legal in jurisdictions where we currently operate, and the limitation, conditioning or suspension of any of our licenses. Other risks are discussed in Youbet's Form 10-K for the year ended December 31, 2007, and in Youbet's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


# # #
CONTACT:

Youbet.com, Inc.                                Integrated Corporate Relations
Jim Burk, CFO                                   William Schmitt (Investors)
818.668.2100                                    203.682.8200